UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): 5/30/2008
CLEAR CHANNEL COMMUNICATIONS, INC
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-09645

TX (State or Other Jurisdiction of Incorporation or Organization)	74-1787539 (I.R.S. Employer Identification No.)
200 E. Basse
San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01 OTHER EVENTS
Clear Channel Communications, Inc. (the “Company”) has filed this Current Report on Form 8-K in order to revise the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) to reflect, for all periods presented in the 2007 Form 10-K, the reclassification of the assets, results of operations and cash flows of certain radio markets from discontinued operations to continuing operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets (“Statement 144”).
On November 16, 2006, the Company announced plans to sell certain radio markets, comprising 448 of its radio stations. During the first quarter of 2008, the Company revised its plans and determined not to sell 173 of these stations because it determined that market conditions were not advantageous to complete the sales. The Company intends to hold and operate these stations. Of these, 145 were classified as discontinued operations at December 31, 2007. At March 31, 2008, these 145 non-core stations no longer meet the requirements of Statement 144 for classification as discontinued operations. As reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 (the “10-Q”), consistent with the provisions of Statement 144, the assets, results of operations and cash flows from these 145 stations were reclassified to continuing operations at March 31, 2008.
Under current SEC guidance, a registrant is required to retroactively restate prior financial statements to reflect a reclassification required by Statement 144 due to events that occur after a fiscal year end if those financial statements are incorporated by reference into a newly filed registration statement or an amended registration statement filed with the SEC under the Securities Act. The Company intends to file a new registration statement (which will also serve as a post-effective amendment to an existing registration statement on Form S-4) relating to its previously announced Merger Agreement with a private equity group co-led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC in which the financial statements included in the 2007 Form 10-K will be incorporated by reference. The consummation of the merger is subject to shareholder approval and other closing conditions set forth in the Merger Agreement. The new registration statement and the post-effective amendment incorporate by reference the audited financial information in the 2007 Form 10-K.
This report includes the following with respect to the periods presented in the 2007 Form 10-K:
*	Revised Selected Financial Data (Part II. Item 6.);

*	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7.);

*	Revised Financial Statements and Supplementary Data (Part II. Item 8);

*	Revised Controls and Procedures (Part II. Item 9A); and,

*	Revised Schedules and Exhibits:
Item 15(a)1. Financial Statements
Exhibit 11 Statement re: Computation of Per Share Earnings
Exhibit 12 Statement re: Computation of Ratios
Exhibit 23.1 Consent of Ernst & Young LLP.
The reclassification of the Company’s above described radio stations from discontinued operations to continuing operations had no effect on the net income previously reported by the Company in the audited financial statements contained in the 2007 Form 10-K.
This Form 8-K does not reflect events occurring after the filing of the 2007 Form 10-K, and does not modify or update the disclosures therein, except as required to reflect the changes as described above. The information filed with this Form 8-K should be read together with the 2007 Form 10-K (except for Items 6, 7, 8 and 9A which are contained in this report) and the Company’s subsequent SEC filings, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (d) Exhibits
          99.1 Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 9A. Controls and Procedures; Revised Item 15(a)1. Financial Statements; Revised Exhibit 11 Statement re: Computation of Per Share Earnings; Revised Exhibit 12 Statement re: Computation of Ratios; Revised Exhibit 23.1 Consent of Ernst & Young LLP.
Signature
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: May 30, 2008	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer

INDEX TO EXHIBITS
99.1 Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 9A. Controls and Procedures; Revised Item 15(a)1. Financial Statements; Revised Exhibit 11 Statement re: Computation of Per Share Earnings; Revised Exhibit 12 Statement re: Computation of Ratios; Revised Exhibit 23.1 Consent of Ernst & Young LLP.